Supplemental Indenture No. 2



          This Supplemental Indenture No. 2 is dated as of
December 30, 1997 (the "Supplement"), between Recreation
Mortgages, L.P., as Issuer, and Bankers Trust Company, as Trustee
(the "Trustee") and shall modify the provisions of the Indenture
(as supplemented or amended, the "Indenture") dated as of December 30, 1991 between the Trustee and Recreation Mortgages,
Inc. (a Delaware corporation subsequently merged into the Issuer), in accordance with Article IX of the Indenture.


                         Preliminary Statement


          The Trustee has received an instrument executed by Bondholders representing not less than 100% of the Aggregate Principal Amount of Outstanding Bonds requesting the Trustee to execute this Supplement and a copy of such instrument has been delivered to the Issuer. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Indenture.

                              Article I

          The parties hereto agree that the following Sections of the Indenture shall be modified as provided below.

          (a) Section 1.01. General Definitions is modified as follows.

          (i) The phrase ", the parent of the Issuer" is deleted from the definition of "CV Reit."

          (ii) The definition of "Issuer" is deleted and replaced with the following definition:
          "Issuer": Recreation Mortgages, L.P., a Delaware limited partnership.

                            Article II

          (b)  Section 2.02.  Form of Bonds and Certificate of
Authentification  is modified as follows.

          (i) The phrase "Recreation Mortgages, Inc.  (the
"Issuer"), a corporation", in the first sentence is deleted and replaced with "Recreation Mortgages, L.P. (the "Issuer"), a limited partnership."

          (ii)  The phrase "Recreation Mortgages, Inc., a
Delaware corporation subsequently merged into" is inserted immediately following the word "between" in the first sentence of the fourth paragraph.

          (iii) A comma is inserted after the word "Issuer" in the fourth line of the first sentence of the fourth paragraph.

          (iv) The execution block:

                         "Recreation Mortgages, Inc."


                         By:  ___________________
                              (Title)

is deleted and replaced with the following:

                         RECREATION MORTGAGES, L.P.

                         By:  RECREATION MORTGAGES, L.L.C.,
                              General Partner

                              By:  CV REIT, INC., Managing Member

                                   By:  HILCOAST ADVISORY
                                        SERVICES, INC.,
                                         authorized Agent

                                   By:    /s/ H. Irwin Levy
                                        ______________________
                                        Name: H. Irwin Levy
                                        Title: President

(In the event that CV Reit, Inc. assigns its membership interests in Recreation Mortgages, L.L.C., the signature block of the Bond may reflect such assignment without an additional amendment hereto).


                           Article III

          (c) Section 3.07. Negative Covenants is modified as follows.

          (i)  Section 3.07(vi) is amended by adding the phrase
"; except, that, Recreation Mortgages, Inc. is authorized to merge into Recreation Mortgages, L.P." after the word
"subsidiaries."

          (ii) Section 3.07(vii) is deleted and replaced with "amend the Issuer's agreement of limited partnership;"

          (iii) An additional Section 3.07(xii) is hereby added and shall read as follows:

               permit any material adverse change to the cash flow, debt equity ratio, net operating income, capital or other reserve as a result of any attack on, court decree or other unwinding of the merger of Recreation Mortgages, Inc. with and into the Issuer.

          (c) Section 3.09. Corporate Existence. is modified as follows.

          (i) the heading "Corporate Existence" is deleted and replaced with "Existence as Limited Partnership."

          (ii) the word "corporation" in the first sentence is deleted and replaced with "limited partnership."

          (iii) the phrase "corporate entity" in the second sentence is deleted and replaced with "limited partnership."

          (d) Section 3.10. Representations and Warranties. is modified as follows.

          (i) Section 3.10(a) is amended by deleting the phrase
"as a foreign corporation."

          (ii)  Section 3.10(d) is amended by deleting the phrase
"charter or by-laws" and replacing it with "agreement of limited partnership."

          (iii) Section 3.10(d) is amended by deleting the phrase "parent corporation" each time such phrase is used and replacing it with "partners."

          (iv)  Section 3.10(f) is amended by deleting the phrase
"parent corporation" each time such phrase is used and replacing it with "partners."

                              BANKERS TRUST COMPANY
                              Trustee

                              BY: /s/ David M. Arnold
                                      Assistant Secretary


                              RECREATION MORTGAGES, L.P.

                              BY:  RECREATION MORTGAGES, L.L.C.,
                                   Managing Partner

                              BY:  CV REIT, INC., Managing Member
                              BY:  HILCOAST ADVISORY
                                   SERVICES, INC.,  authorized Agent

                               By:   /s/ H. Irwin Levy
                                    _____________________
                                     Name: H. Irwin Levy
                                     Title: President